Customer accounts and amounts due to banks (Tables)	3 Months Ended
Mar. 31, 2020
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	March 31,
	2019	2020
Individuals’ current/demand accounts	11,553	6,346
Legal entities’ current/demand accounts	4,599	3,829
Term deposits	3,251	2,149
Due to banks	2,560	1,314
Total customer accounts and amounts due to banks	21,963	13,638
Including long-term deposits	444	438